UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Ocean Park Blvd.,	Suite 3000,	Santa Monica,	California	90405
(Address of principal executive offices)				(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 9, 2026, ZipRecruiter, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter. For more information about these proposals, please refer to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2026.

Proposal One: Election of Directors

The Company’s stockholders elected Brie Carere and Mike Gupta as members of the Company’s board of directors as Class II directors for a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Brie Carere	286,461,830	17,157,831	13,956,530
Mike Gupta	302,125,014	1,494,647	13,956,530

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
316,283,008	1,282,883	10,300	0

Proposal Three: Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
297,451,568	6,120,626	47,467	13,956,530

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: June 12, 2026	By:	/s/ David Travers
David Travers
President and interim Chief Financial Officer